UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2020

Giga-tronics Incorporated

(Exact Name of Registrant as Specified in Charter)

California	0-12719	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5990 Gleason Drive, Dublin, CA		94568
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (925) 328-4650

                                           N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No par value	GIGA	OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2020, Giga-tronics Incorporated (the “Company”) entered into amended and restated severance agreements with John Regazzi, its president and chief executive officer, and Lutz Henckels, its executive vice president, chief financial offer and chief operating officer.

Both of the agreements provide that if the executive is terminated without cause, the executive will receive severance payments equal to one 12 months of salary and reimbursements for COBRA insurance costs. If the executive is terminated without cause or resigns for good reason within 12 months of a change of control of the Company, he would instead receive 15 months of salary and reimbursements for COBRA insurance costs, as well as full vesting of all of his equity awards. In either case, as a condition to receiving the severance benefits, the executive would be required to sign a release of claims in favor of the Company and comply with the nonsoliciation provisions of the agreement.

Mr. Regazzi’s severance payment amounts are unchanged from his previous agreement. For Mr. Henckels, the amended and restated severance agreement represents and increase from six months of salary and COBRA benefits in the case of his termination without cause and from nine months of salary and COBRA benefits in the case of his termination without cause or resignation for good reason following a change of control. While certain of the executives’ equity awards previously would or could vest upon a change of control, the amended and restated severance agreements provided that all of their equity awards will vest upon a change of control.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Severance Agreement between the Company and John Regazzi dated as of June 23, 2020
Exhibit 10.2	Severance Agreement between the Company and Lutz Henckels dated as of June 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2020	GIGA-TRONICS INCORPORATED

By: /s/ Lutz P. Henckels Executive Vice President and Chief Financial Officer